Exhibit 10.17

NRDC ACQUISITION CORP.

CO-INVESTMENT AGREEMENT

THIS CO-INVESTMENT AGREEMENT (this “Agreement”), dated as of [●], 2007, is entered into by and between NRDC Acquisition Corp., a Delaware corporation (the “Company”) and NRDC Capital Management, LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, the Company intends to file a registration statement (the “Registration Statement”) for the initial public offering of units (the “Initial Public Offering”), each unit consisting of one share of the common stock, par value $0.0001 per share, of the Company (“Common Stock”), and one warrant to purchase one share of Common Stock at an exercise price of $7.50 per share.

WHEREAS, immediately prior to the completion of the Company’s initial merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with one or more operating businesses (a “Business Combination”), the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, for an aggregate purchase price of $20,000,000 (the “Co-Investment Units Purchase Price”), 2,000,000 Co-Investment Units (the “Co-Investment Units”) at $10.00 per unit, each unit consisting of one share of Common Stock (“Co-Investment Common Stock”) and one warrant to purchase one share of Common Stock at an exercise price of $7.50 per share (“Co-Investment Warrants”).

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.  AUTHORIZATION, PURCHASE AND SALE; TERMS OF THE CO-INVESTMENT UNITS, CO-INVESTMENT SHARES AND CO-INVESTMENT WARRANTS.

A.  Authorization of the Co-Investment Units, Co-Investment Common Stock, Co-Investment Warrants, and the shares of Common Stock underlying the Co-Investment Warrants. The Company has duly authorized the issuance and sale to the Purchaser of each of the Co-Investment Units, Co-Investment Common Stock, Co-Investment Warrants, and the shares of Common Stock underlying the Co-Investment Warrants (collectively, the “Securities”).

B.  Purchase and Sale of the Co-Investment Units. Immediately prior to the completion of the Business Combination (the “Closing Date”), which will not occur until after the approval of the Business Combination by the requisite vote of the Company’s stockholders, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company, the Co-Investment Units for the Co-Investment Units Purchase Price. On the Closing Date, the Company shall deliver certificates evidencing the Co-Investment Units, registered in the Purchaser’s name, upon the payment by the Purchaser of the Co-Investment Units Purchase Price, by wire transfer of immediately available funds to the Company in accordance with the Company’s wiring instructions. In the event that the Company fails to consummate the Business Combination within 24 months from the consummation of its Initial Public Offering, Purchaser’s obligation to purchase the Co-Investment Units shall be null and void and of no further force and effect.

C.  Terms of the Co-Investment Units, Co-Investment Common Stock and Co-Investment Warrants.

(i)  Co-Investment Units.  Each Co-Investment Unit shall have the terms set forth in the Co-Investment Unit Certificate attached as EXHIBIT A hereto.

(ii)  Co-Investment Common Stock.  The Co-Investment Common Stock shall have the terms set forth in the Second and Amended Certificate of Incorporation of the Company, as may be amended and restated

 from time to time, (the “Certificate of Incorporation”) and the Co-Investment Common Stock Certificate attached as EXHIBIT B hereto.

(iii)  Co-Investment Warrants.  The Co-Investment Warrants shall have the terms set forth in the Warrant Agreement set forth as EXHIBIT C hereto (the “Warrant Agreement”).

(iv)  Transfer Restrictions.  The Purchaser shall not sell or transfer the Co-Investment Units, Co-Investment Common Stock, Co-Investment Warrants or the shares of Common Stock underlying the Co-Investment Warrants for a period of one year from the date the Company completes its Business Combination; provided, however, that Purchaser may sell or transfer the Co-Investment Units, Co-Investment Common Stock, Co-Investment Warrants or the shares of Common Stock underlying the Co-Investment Warrants to a Permitted Transferee (as hereinafter defined) who agrees in writing with the Company to be subject to such transfer restrictions. The Purchaser acknowledges that the Co-Investment Warrants and the shares of Common Stock issuable upon exercise of the Co-Investment Warrants are subject to the restrictions on transfer set forth in the Warrant Agreement. “Permitted Transferee” means (a) any officer, director or employee of the Company; or (b) any member or other person or entity associated or affiliated with NRDC Capital Management, LLC and its current or former members.

(v)  Registration Rights.  In connection with the closing of the Initial Public Offering, the Company and the Purchaser shall enter into an agreement (the “Registration Rights Agreement”) granting the Purchaser registration rights with respect to the Securities; provided however that such registration rights with respect to the Securities shall not become effective prior to the end of the applicable Lock-Up Period.

Section 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and purchase the Co-Investment Units, the Company hereby represents and warrants to the Purchaser that:

A.  Organization and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B.  Authorization; No Breach.

(i)  Due Authorization.  The execution, delivery and performance of this Agreement and the Warrant Agreement have been duly authorized by the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. The Warrant Agreement, and upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Co-Investment Warrants, constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms as of the Closing Date.

(ii)  Conflicts.  The execution and delivery by the Company of this Agreement, the Warrant Agreement and the sale and issuance of each of the Securities and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not as of the Closing Date (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Certificate of Incorporation or the bylaws of the Company, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C.  Title to Securities.  Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, each of the Securities will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant

Agreement, as the case may be, the Purchaser will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Purchaser.

D.  Governmental Consents.  No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the Warrant Agreement, or the consummation by the Company of any other transactions contemplated hereby.

Section 3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

As a material inducement to the Company to enter into this Agreement and issue and sell the Co-Investment Units, the Purchaser hereby represents and warrants to the Company that:

A.  Capacity and State Law Compliance.  The Purchaser will engage in the transactions contemplated by this Agreement within a state in which the offer and sale of the Securities is permitted under applicable securities laws.

B.  Authorization; No Breach.

(i)  This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

(ii)  The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the respective terms hereof by the Purchaser does not conflict with or result in a breach of the terms, conditions or provisions of the certificate of formation or limited liability company agreement of the Purchaser or any other agreement, instrument, order, judgment or decree to which the Purchaser is subject.

C.  Investment Representations.

(i)  The Purchaser understands that no Co-Investment Warrants will be exercisable unless at the time of exercise (a) a registration statement relating to the shares of Common Stock issuable upon exercise of the Co-Investment Warrants is effective, (b) a prospectus relating to the shares of Common Stock issuable upon exercise of the Co-Investment Warrants is available for use, (c) the Common Stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants, and (d) the last sales price of the Common Stock listed on the American Stock Exchange, or other national stock exchange in which the Common Stock may be traded, has equaled or exceeded $14.25 per share for any 20 trading days within any 30-trading-day period beginning at least 90 calendar days after the consummation of the Business Combination.

(ii)  The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser.  The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to the Purchaser’s acquisition of the Securities.

(iii)  The Purchaser understands that the Securities will be offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

(iv)  The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(v)  The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser.  The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to the Purchaser's acquisition of the Securities.

(vi)  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii)  The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Purchaser understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. The Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

(viii)  The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investment in the Securities.

Section 4.  CONDITIONS OF THE OBLIGATIONS OF THE PURCHASER AND THE COMPANY.

Each of the Purchaser’s and the Company’s obligation to consummate the transactions contemplated hereby is subject to:

A.   The Company having entered into a definitive agreement relating to a Business Combination;

B.   The Business Combination having been approved by a majority of the votes cast by the Company’s stockholders at a duly held stockholders meeting;

C.   An amendment of the Company’s amended and restated certificate of incorporation to provide for the Company’s perpetual existence having been approved by the holders of a majority of the Company’s outstanding shares of Common Stock; and

D.   Public Stockholders of the Company owning fewer than 30% of the Company’s initial shares of common stock sold in the Initial Public Offering having both voted against the Company’s initial Business Combination and exercised their conversion rights.

Section 5.  MISCELLANEOUS.

A.           Failure to Purchase.

Each of the Purchaser and the Company understands and agrees that in the event that the Purchaser fails to purchase the Co-Investment Units in accordance with, and subject to, the terms of this Agreement, without any further action required by any party, by its failure to purchase the Co-Investment Units the Purchaser shall have forfeited to the Company, and the Company shall have accepted from the Purchaser, at no cost to the Company, all shares of Common Stock, and all warrants (including any warrants purchased in a private placement immediately prior to the completion of the Initial Public Offering), held by the Purchaser prior to the completion of the Initial Public Offering.  For purposes of this Section 5(A), the term Purchaser shall include the Purchaser’s permitted transferees (as applicable).

B.           Further Assurances.

The parties hereto shall execute and deliver such additional documents and take such additional actions as any party reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

C.           Legends.

(i)  The certificates evidencing the Co-Investment Units and the Co-Investment Shares will include the legend set forth on EXHIBITS A AND B hereto, respectively, which the Purchaser has read and understood. The Co-Investment Warrants and Shares issued upon exercise of the Co-Investment Warrants will include the legend set forth in EXHIBIT A to the Warrant Agreement in the case of the Warrants and in the Warrant Agreement in the case of the Shares, which the Purchaser has read and understood.

(ii)  By accepting the Securities, the Purchaser agrees, prior to any transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and the Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)  there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or

(b)  if reasonably requested by the Company, (A) the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof.

Notwithstanding the foregoing, the Purchaser also understands and acknowledges that the transfer of the Co-Investment Units, Co-Investment Shares, Co-Investment Warrants and exercise of the Co-Investment Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and in the Warrant Agreement as to which the Purchaser specifically assents by its execution hereof.

(iii)  The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

D.  Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement or their obligations hereunder.

E.  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

F.  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

G.  Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

H.  Governing Law.  This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

I.  Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company:	NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577
Tel. No.: (914) 272-8067

If to the Purchaser:	NRDC Capital Management, LLC
3 Manhattanville Road
Purchase, NY 10577
Tel. No.: (914) 272-8067

In each case, with a copy to:	Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Tel. No.: (212) 839-5300
Fax No.: (212) 839-5599

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

J.  No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

K.  Costs and Expenses.  Each party shall bear its own costs and expenses in connection with the preparation of this Agreement and the transaction contemplated hereby, and neither party shall be obligated to reimburse the other party for any expenses incurred in connection  with the performance of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Co-Investment Agreement on the date first written above.

NRDC ACQUISITION CORP.

By:
Name: Richard A. Baker
Title: Chief Executive Officer

NRDC CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

Exhibit A

SPECIMEN OF CO-INVESTMENT UNIT CERTIFICATE

No. U-                                                                                                                 UNITS
CUSIP No.:

NRDC ACQUISITION CORP.

UNITS CONSISTING OF ONE SHARE OF COMMON STOCK AND
ONE WARRANT TO PURCHASE ONE SHARE OF COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                                               is the owner of                      Units.

Each Unit (“Unit”) consists of one (1) share of common stock, par value $.0001 per share (“Common Stock”), of NRDC Acquisition Corp., a Delaware corporation (the “Corporation”), and one (1) warrant (the “Warrant”) of the Corporation. The Warrant entitles the holder to purchase one (1) share of Common Stock for $7.50 per share (subject to adjustment). The Warrant will become exercisable only after the date on which the last sales price of the Corporation’s common stock on the American Stock Exchange, or other national securities exchange on which the Corporation’s common stock may be traded, equals or exceeds $14.25 per share for any 20 trading days within any 30-trading-day period beginning at least 90 calendar days after the consummation of the Corporation’s initial business combination. The Common Stock and Warrants comprising the Units represented by this certificate are not transferable separately until five (5) trading days after the earlier to occur of the termination of the underwriters’ over-allotment option in connection with the Corporation’s initial public offering (the “IPO”) or the exercise in full by the underwriters of that option. In no event will the separate trading of the Common Stock and the Warrants comprising the Units represented by this certificate begin until the Corporation has filed a Current Report on Form 8-K with the Securities and Exchange Commission containing an audited balance sheet reflecting the Corporation’s receipt of the proceeds of its IPO and the Corporation has issued a press release announcing when such separate trading will begin. The terms of the Warrants are governed by a Warrant Agreement, dated as of                     , 2007, between the Corporation and Continental Stock Transfer & Trust Company, as Warrant Agent, and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this certificate consents to by acceptance hereof. Copies of the Warrant Agreement are on file at the office of the Warrant Agent at 17 Battery Place, New York, NY 10004, and are available to any Warrant holder on written request and without cost.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A CO-INVESTMENT AGREEMENT DATED [●], 2007, A COPY OF WHICH CAN BE OBTAINED FROM THE CORPORATION AT ITS EXECUTIVE OFFICES.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

NRDC ACQUISITION CORP.
CORPORATE
DELAWARE
SEAL
2007

By:
	Chief Executive Officer	President

Countersigned By:
Transfer Agent

NRDC ACQUISITION CORP.

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act ___________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                           HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________
_________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

____________________________ UNITS REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________ ATTORNEY TO TRANSFER THE SAID UNITS ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:	__________	___________________________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:
____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

Exhibit B

SPECIMEN CO-INVESTMENT COMMON STOCK CERTIFICATE

No.                                                                                                            SHARES
CUSIP No.:

NRDC ACQUISITION CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE
COMMON STOCK OF

NRDC ACQUISITION CORP.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

NRDC ACQUISITION CORP.
CORPORATE
DELAWARE
SEAL
2007

By:
	Chief Executive Officer	President

By:
Transfer Agent

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act _________________________
(State)

Additional abbreviations may also be used though not in the above list.

NRDC ACQUISITION CORP.

NRDC Acquisition Corp. (the “Corporation”) will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of the Corporation’s Common Stock (copies of which may be obtained from the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A CO-INVESTMENT AGREEMENT DATED [●], 2007, A COPY OF WHICH CAN BE OBTAINED FROM THE CORPORATION AT ITS EXECUTIVE OFFICES.

FOR VALUE RECEIVED,                                                           HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

_________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

_____________________________________________ SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:	__________	___________________________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:
____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

Exhibit C

WARRANT AGREEMENT